                                              BANCWEST CORPORATION
SURVEY OF FINANCIAL DATA FOR THE 2ND QUARTER OF 2001
                                              Inquiries to:

                                              Albert M. Yamada
    SYMBOL:  BWE                              Assistant Treasurer
                                              808/844-3701 (phone)
                                              808/844-3699 (fax)

--------------------------------------------------------------------------------
All amounts in millions to 3 decimal places --
(Example: $3,474,387,000 = 3,474.387), except per share data



                                               2001-Q2          2001-Q1
                                               -------          -------
PER SHARE DATA

Diluted
   --Earnings                                    0.52             0.49
   --Operating Earnings (1)                      0.52             0.51
   --Cash Earnings (2)                           0.59             0.56
   --Operating Cash Earnings (1) (2)             0.59             0.58
   --Core Earnings (1) (3)                       0.46             0.45
   --Core Cash Earnings (1) (2) (3)              0.54             0.51

Cash Dividends Declared                          0.19             0.19
EOP Book Value                                  16.67            16.40
EOP Shares Outstanding
   --Basic (excl.com.equiv.)                  124.810          124.705
Average Shares Outstanding
   --Diluted                                  126.743          126.131

HIGH Common Share Price                         34.64            27.25
LOW Common Share Price                          23.71            22.50
EOP Common Share Price                          34.40            24.00


INCOME STATEMENT

Interest Income-FTE                           333.638          338.926
Interest Expense                              134.872          149.478
Net Interest Income-FTE                       198.766          189.448
Loan Loss Provision                            23.150           35.200
Investment Securities Transactions             19.936           41.300
Trading Account                                    --               --
Foreign Exchange                                   --               --


(1) Excluding after-tax restructuring, integration and other nonrecurring costs of $2,342,000 in the first quarter of 2001.

(2)     Excluding amortization of goodwill and core deposit intangibles.

(3) Excluding after-tax net effect of $7,577,000 Concord stock gain, additional provision for credit losses and other nonrecurring items in the first quarter and the after-tax net effect of $7,338,000 of additional Concord stock gain and provision for credit losses in the second quarter.

BWE

                              BANCWEST CORPORATION


All amounts in millions to 3 decimal places --
(Example: $3,474,387,000 = 3,474.387), except per share data



                                                                         2001-Q2           2001-Q1
                                                                         -------           -------
Trust and Investment Services                                              8.083             9.127
Service Charges on Deposit Accounts                                       22.573            20.436
Other Service Charges and Fees                                            20.198            18.374
Other Noninterest Income
   (excl.material nonrecurring items)                                      9.006             9.262
Material Nonrecurring Revenue                                                 --                --
Total Noninterest Income                                                  79.796            98.499
Staff Expense                                                             70.234            67.350
Occupancy & Equipment Expense                                             24.564            23.767
Deposit Insurance Expense                                                  0.729             0.659
Foreclosed Property Expense                                                0.833             1.109
Amortization of Intangibles                                               11.136            10.284
Other Expense
   (excl.material nonrecurring items)                                     40.220            37.586
Material Nonrecurring Expense
   (excluding extraordinary items)                                            --             9.333
Total Noninterest Expense                                                147.716           150.088
Pre-Tax Income-FTE                                                       107.696           102.659
Tax Equivalent Adjustment                                                  0.078             0.075
Reported Pre-Tax Income                                                  107.618           102.584
Taxes                                                                     41.677            40.837
Net Income before Extraordinary Items                                     65.941            61.747
Extraordinary Items                                                           --                --
Net Income                                                                65.941            61.747
Net Operating Earnings (1)                                                65.941            64.089
Net Cash Earnings (2)                                                     75.646            70.303
Net Operating Cash Earnings (1) (2)                                       75.646            72.645
Core Earnings (1) (3)                                                     58.603            56.512
Core Cash Earnings (1) (2) (3)                                            68.308            65.068
Net Interest Margin, Annualized                                             4.66%             4.58%
Return on Average Total Assets, Annualized (1)                              1.37%             1.38%
Return on Average Tangible Assets, Annualized (4)                           1.64%             1.62%
Return on Average Stockholders' Equity, Annualized (1)                     12.83%            12.73%
Return on Average Tangible Stockholders' Equity, Annualized (4)            23.21%            22.26%


(1) Excluding after-tax restructuring, integration and other nonrecurring costs of $2,342,000 in the first quarter of 2001.

(2)     Excluding amortization of goodwill and core deposit intangibles.

(3) Excluding after-tax net effect of $7,577,000 Concord stock gain, additional provision for credit losses and other nonrecurring items in the first quarter and the after-tax net effect of $7,338,000 of additional Concord stock gain and provision for credit losses in the second quarter.

(4) Defined as operating cash earnings as a percentage of average total assets or average stockholders' equity minus average goodwill and core deposit intangible.

BWE

                              BANCWEST CORPORATION


MEMO:                                                   2001-Q2             2001-Q1
-----                                                  ---------           ---------
Net Tax Applicable to Nonrecurring Items                      --               3.768
Tax Applicable to Securities Transactions                     --                  --
Common Dividends (not per share)                          23.707              23.687
EOP Employees (FTE)                                        5.381               5.281
EOP Total Offices                                            252                 252
Have there been any stock splits, buy backs
or stock dividends this period?                               No                  No
Acquisitions or mergers?  If so, please list
company, date of consummation and
accounting treatment. (A)
                                                       ---------           ---------
Any other restatements?  Please explain                       No                  No

                                                       ---------           ---------
Please identify nonrecurring items: (B)

                                                       ---------           ---------

AVERAGE ASSETS

Total Investment Securities                            2,230.906           2,116.662

Loans and Leases:
     Commercial, financial and agricultural            2,567.471           2,598.360
     Real estate - Construction                          404.284             407.803
     Real estate - Commercial                          2,703.349           2,666.723
     Real estate - Residential                         2,316.367           2,392.683
     Consumer                                          3,939.134           3,670.330
     Lease financing                                   2,136.446           2,068.042
Total Domestic Loans & Leases**                       14,067.051          13,803.941
Foreign Loans**                                          334.106             341.577
Total Loans & Leases**                                14,401.157          14,145.518
Other Earning Assets                                     515.636             529.215
Total Earning Assets**                                17,147.699          16,791.395
Total Assets                                          19,290.735          18,873.589
**Net of unearned, gross of reserve

AVERAGE LIABILITIES & EQUITY
Domestic:
Interest-bearing Demand                                  310.703             313.906
Savings                                                4,554.184           4,328.651
Times                                                  6,251.183           6,428.909

(A) Purchase of 30 branches in January and February, divested from First Security Bank.

(B) Security gain of $41.3 million (pre-tax) from Concord-Star merger. $5.0 million (pre-tax) agreement to donate to private foundation, integration cost of $3.9 million (pre-tax) and other nonrecurring items of $398,000 (pre-tax). Also, additional provision for credit losses over normal expected amount of $23.0 million (pre-tax), for the first quarter. In the second quarter, additional security gain of $18.5 million (pre-tax) from sale of Concord stock. In addition, additional provision for credit losses of $14.8 million (pre-tax).

BWE

                              BANCWEST CORPORATION


                                                   2001-Q2              2001-Q1
                                                  ----------          ----------
Foreign Deposits                                     193.322             203.398
Short-Term Borrowings                                910.048             743.738
Long-Term Borrowings                               1,029.625           1,013.121
Total Interest-Bearing Liabilities                13,249.065          13,031.723
Demand Deposits                                    3,121.124           2,978.114
Minority Interest                                         --                  --
Non-Convertible Preferred Equity                          --                  --
Convertible Preferred Equity                              --                  --
Common Equity                                      2,038.520           2,022.903
Equity from Securities Valuation                      22.286              19.516
Total Equity (common & preferred)                  2,060.806           2,042.419

PARENT COMPANY DATA
EOP Investment in Subsidiaries                     2,219.861           2,185.971
EOP Goodwill                                              --                  --

CREDIT QUALITY DATA
(a) EOP Non-Accrual Loans                            105.082             100.926
(b) EOP Restructured Loans                             5.351               7.207
(c) EOP Other Real Estate Owned
    (including in-substance foreclosure)              21.467              20.549
EOP Total Non-Performing Assets
    (a+b+c--not including past due)                  131.900             128.682
EOP 90-day Past Due Loans                             18.056              18.610
EOP In-Substance Foreclosure                              --                  --

NON-PERFORMING LOANS (BY TYPE OF LOAN)
    (NON-ACCRUAL PLUS RESTRUCTURED)
Construction & Land Development                        0.119               0.119
Commercial Mortgages                                  22.983              20.398
Commercial Loans                                      56.700              57.122
Leases                                                12.180               8.769
Other                                                 18.451              21.725
Total                                                110.433             108.133

BWE

                              BANCWEST CORPORATION


                                                                     2001-Q2              2001-Q1
                                                                   ----------           ----------
LOAN PORTFOLIO (END OF PERIOD)
    (NET OF UNEARNED DISCOUNT, IF POSSIBLE)
Construction & Land Development                                       414.143              406.059
Commercial Mortgages                                                2,799.894            2,758.034
Commercial Loans                                                    2,452.008            2,562.244
Residential Mortgages
    (excluding Home Equity)                                         1,786.392            1,802.486
Home Equity Loans                                                     443.747              453.886
Credit Card Outstandings                                              218.591              202.730
Other Consumer
   (excluding home equity & credit card)                            3,892.175            3,572.468
Leases                                                              2,187.144            2,106.486
Foreign                                                               334.537              338.130
Unearned Discount (if applicable)                                          --                   --
Total Loans & Leases*                                              14,528.631           14,202.523
   * Net of unearned discount, gross of reserve

CHARGE-OFFS
Commercial, financial and agricultural                                  6.169               10.656
Real estate - Commercial                                                0.070                0.399
Real estate - Construction                                                 --                   --
Real estate - Residential                                               0.467                1.067
Consumer                                                                9.560                8.664
Lease financing                                                         4.189                2.998
Foreign                                                                 0.273                0.602
Total Charge-offs                                                      20.728               24.386

RECOVERIES
Commercial, financial and agricultural                                  0.200                0.147
Real estate - Commercial                                                0.016                0.050
Real estate - Construction                                              0.066                0.131
Real estate - Residential                                               0.186                0.200
Consumer                                                                1.848                1.699
Lease financing                                                         0.493                0.502
Foreign                                                                 0.221                0.260
Total Recoveries                                                        3.030                2.989

NET CHARGE-OFFS
Commercial, financial and agricultural                                  5.969               10.509
Real estate - Commercial                                                0.054                0.349
Real estate - Construction                                             (0.066)              (0.131)
Real estate - Residential                                               0.281                0.867
Consumer                                                                7.712                6.965
Lease financing                                                         3.696                2.496
Foreign                                                                 0.052                0.342
Net Charge-offs (Recoveries)                                           17.698               21.397

BWE

                              BANCWEST CORPORATION


                                                                2001-Q2               2001-Q1
                                                               ----------           ----------
END OF PERIOD DATA (EOP)
Loan-Loss Reserve                                                 191.698              186.246
Loan-Loss Reserve (% of
     period end loans)                                               1.32%                1.31%
Assets                                                         19,315.983           19,419.452
Total Deposits                                                 14,615.574           14,710.173
Minority Interest                                                      --                   --
Non-Convertible Preferred Equity                                       --                   --
Convertible Preferred Equity                                           --                   --
Total Preferred Equity                                                 --                   --
Accumulated Other Comprehensive Income                             14.530               22.308
Common Equity                                                   2,081.037            2,044.991
Convertible Debt (excluding Equity Notes)                              --                   --
Total Long-Term Debt and Capital Securities                     1,030.334            1,031.039
(A) EOP Deposit Intangibles                                        74.800               77.365
(B) EOP Goodwill                                                  673.763              679.107
(C) EOP Mortgage Servicing Intangibles                              6.039                6.051
(D) EOP Other Intangibles                                              --                   --
EOP Total Intangibles (A+B+C+D)                                   754.602              762.523
Investment Securities Available-for-Sale                        2,164.189            2,103.515
After-tax Unrealized Gain (Loss) on
     Securities Available-for-Sale                                 14.530               22.308
Investment Securities Held-to-Maturity
     --At Cost                                                     97.764               86.764
     --At Market                                                       --                   --
Trading Securities                                                     --                   --

SEGMENT RATIOS
Hawaii Loans/Total Loans                                            26.23%               27.47%
Mainland Loans/Total Loans                                          73.77%               72.53%
Hawaii Deposits/Total Deposits                                      39.34%               39.54%
Mainland Deposits/Total Deposits                                    60.66%               60.46%
Hawaii Cash Earnings/Total Cash Earnings                            33.47%               29.57%
Mainland Cash Earnings/Total Cash Earnings                          66.53%               70.43%